Exhibit 99.1

LAS VEGAS RAILWAY EXPRESS
(A Development Stage Enterprise)

Financial Statements
December 31, 2009

LAS VEGAS RAILWAY EXPRESS
(A Development Stage Enterprise)

Financial Statements
December 31, 2009

Hamilton PC

2121 S. Oneida St., Suite 312
Denver, CO  80224
P: (303) 548-8072
F: (888) 466-4216
cpaeah@msn.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders
Las Vegas Railway Express.

We have audited the accompanying balance sheets of Las Vegas Railway Express., as of December 31, 2009, and the related statements of operations, stockholders’ equity (deficit) and cash flows for the period March 10, 2009 (inception) to December 31, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Las Vegas Railway Express as of December 31, 2009, and the result of its operations and its cash flows for the period March 10, 2009 (inception) to December 31, 2009, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Las Vegas Railway Express will continue as a going concern. As discussed in Note 2 to the financial statements, Las Vegas Railway Express suffered losses from operations which raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Hamilton, PC

/s/ Hamilton, PC

Denver, Colorado
October 14, 2010

LAS VEGAS RAILWAY EXPRESS
(A Development Stage Enterprise)
Balance Sheet
December 31, 2009

ASSETS

Current assets
Cash	$262
Total current assets	262

Total assets	$262

LIABILITIES AND STOCKHOLDERS’ EQUITY

Officer advances	$43,950
Total current liabilities	43,950

Total liabilities	$43,950

Stockholders’ Equity
Common stock, $0.001 par value; 25,000,000 shares authorized; 17,500,000 issued and outstanding	17,500
Additional paid in capital	-
Deficit accumulated during the development stage	(61,188)
Total stockholders’ equity	43,688

Total liabilities and stockholders’ equity	$262

See accompanying notes to financial statements

LAS VEGAS RAILWAY EXPRESS
(A Development Stage Enterprise)
Statements of Operations

	Period of March 10, 2009 to December 31, 2009	Period of March 10, 2009 (Inception) to December 31, 2009

Revenue	$-	$-

Expenses
General and administrative expenses	61,188	61,188
Total expenses	61,188	61,188

Net loss	$(61,188)	$(61,188)

Basic and diluted loss per common share	$(0.00)

Weighted average shares outstanding	17,500,000

See accompanying notes to financial statements

LAS VEGAS RAILWAY EXPRESS
(A Development Stage Enterprise)
Statement of Changes in Stockholders’ Equity
For the Period of March 10, 2009 (Inception) to December 31, 2009

	Common Stock		Additional Paid-In Capital	Accumulated Deficit	Total
	Shares	Amount
Balance, March 10, 2009 (Inception)	-	$-	$-	$-	$-
Common stock issued for services $0.001 per share	17,500,000	17,500	-	-	17,500
Net loss, period of March 10, 2009 (Inception) to December 31, 2009	-	-	-	(61,188)	(61,188)
Balance, December 31, 2009	17,500,000	$17,500	$-	$(61,188)	$43,688

See accompanying notes to financial statements

LAS VEGAS RAILWAY EXPRESS
(A Development Stage Enterprise)
Statements of Cash Flows

Period of March 10, 2009 (Inception) to December 31, 2009

Cash flows from operating activities
Net loss	$(61,188)
Stock compensation for services	17,500
Net cash used in operating activities	(43,688)

Net cash used in investing activities	-

Cash flows from financing activities
Shareholder Advances	43,950
Net cash provided by financing activities	43,950

Increase in cash	262
Cash at beginning of period	-
Cash at end of period	$262

Supplemental cash flow information
Cash paid for interest	$-
Cash paid for income taxes	$-

See accompanying notes to financial statements

LAS VEGAS RAILWAY EXPRESS
(A Development Stage Enterprise)
Notes to Financial Statements
 December 31, 2009

Note 1 - Nature of Business

Las Vegas Railway Express (“Company”) was organized on March 10, 2009 under the laws of the State of Nevada.   The Company currently has no operations and, in accordance with ASC 915 “Development Stage Entities,” is considered a Development Stage Enterprise.  The Company has been in the development stage since its formation and has not yet realized any revenues from its planned operations.

Note 2 - Significant Accounting Policies

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Cash

For the Statements of Cash Flows, all highly liquid investments with maturity of three months or less are considered to be cash equivalents.  There were no cash equivalents as of December 31, 2009.

Income taxes

The Company accounts for income taxes under ASC 740 "Income Taxes" which codified SFAS 109, "Accounting for Income Taxes" and FIN 48 “Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement No.  109.” Under the asset and liability method of ASC 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under ASC 740, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period the enactment occurs. A valuation allowance is provided for certain deferred tax assets if it is more likely than not that the Company will not realize tax assets through future operations.
Fair Value of Financial Instruments

The Company's financial instruments as defined by FASB ASC 825-10-50 include cash, trade accounts receivable, and accounts payable and accrued expenses.  All instruments are accounted for on a historical cost basis, which, due to the short maturity of these financial instruments, approximates fair value at December 31, 2009.

LAS VEGAS RAILWAY EXPRESS
(A Development Stage Enterprise)
Notes to Financial Statements
 December 31, 2009

Note 2 - Significant Accounting Policies (continued)

FASB ASC 820 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosures about fair value measurements. ASC 820 establishes a three-tier fair value hierarchy which prioritizes the inputs used in measuring fair value as follows:

Level 1. Observable inputs such as quoted prices in active markets;

Level 2. Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and

Level 3. Unobservable inputs in which there is little or no market data, which requires the reporting entity to develop its own assumptions.

The Company does not have any assets or liabilities measured at fair value on a recurring basis at December 31, 2009. The Company did not have any fair value adjustments for assets and liabilities measured at fair value on a nonrecurring basis during the periods ended December 31, 2009.

Earnings Per Share Information

FASB ASC 260, “Earnings Per Share” provides for calculation of "basic" and "diluted" earnings per share.  Basic earnings per share includes no dilution and is computed by dividing net income (loss) available to common shareholders by the weighted average common shares outstanding for the period.  Diluted earnings per share reflect the potential dilution of securities that could share in the earnings of an entity similar to fully diluted earnings per share.  Basic and diluted loss per share were the same, at the reporting dates, as there were no common stock equivalents outstanding.

Share Based Expenses

ASC 718 "Compensation - Stock Compensation" codified SFAS No. 123 prescribes accounting and reporting standards for all stock-based payments award to employees, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights. , may be classified as either equity or liabilities. The Company should determine if a present obligation to settle the share-based payment transaction in cash or other assets exists. A present obligation to settle in cash or other assets exists if: (a) the option to settle by issuing equity instruments lacks commercial substance or (b) the present obligation is implied because of an entity's past practices or stated policies. If a present obligation exists, the transaction should be recognized as a liability; otherwise, the transaction should be recognized as equity

The Company accounts for stock-based compensation issued to non-employees and consultants in accordance with the provisions of ASC 505-50 "Equity - Based Payments to Non-Employees" which codified SFAS 123 and the Emerging Issues Task Force consensus in Issue No. 96-18 ("EITF 96-18"), "Accounting for Equity Instruments that are Issued to Other Than Employees for Acquiring or in Conjunction with Selling, Goods or Services". Measurement of share-based payment transactions with non-employees shall be based on the fair value of whichever is more reliably measurable: (a) the goods or services received; or (b) the equity instruments issued. The fair value of the share-based payment transaction should be determined at the earlier of performance commitment date or performance completion date.

LAS VEGAS RAILWAY EXPRESS
(A Development Stage Enterprise)
Notes to Financial Statements
 December 31, 2009

Note 2 - Significant Accounting Policies (continued)

Going concern

The Company’s financial statements are prepared in accordance with generally accepted accounting principles applicable to a going concern.  This contemplates the realization of assets and the liquidation of liabilities in the normal course of business.  Currently, the Company has minimal cash and no material assets, nor does it have operations or a source of revenue sufficient to cover its operation costs and allow it to continue as a going concern.  The Company will be dependent upon the raising of additional capital through placement of our common stock in order to implement its business plan, or merge with an operating company.  There can be no assurance that the Company will be successful in either situation in order to continue as a going concern.  The officers and directors have committed to advancing certain operating costs of the Company.

Recent Accounting Pronouncements

On September 9, 2009, the Company adopted Accounting Standards Update (“ASU”) No. 2009-01, “Topic 105 - Generally Accepted Accounting Principles - amendments based on Statement of Financial Accounting Standards No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles” (“ASU No. 2009-01”).  ASU No. 2009-01 re-defines authoritative GAAP for nongovernmental entities to be only comprised of the FASB Accounting Standards Codification (“Codification”) and, for SEC registrants, guidance issued by the SEC.  The Codification is a reorganization and compilation of all then-existing authoritative GAAP for nongovernmental entities, except for guidance issued by the SEC.  The Codification is amended to effect non-SEC changes to authoritative GAAP.  Adoption of ASU No. 2009-01 only changed the referencing convention of GAAP in Notes to the Financial Statements.

On February 25, 2010, the FASB issued ASU No. 2010-09 Subsequent Events Topic 855 “Amendments to Certain Recognition and Disclosure Requirements,” effective immediately. The amendments in the ASU remove the requirement for an SEC filer to disclose a date through which subsequent events have been evaluated in both issued and revised financial statements. Revised financial statements include financial statements revised as a result of either correction of an error or retrospective application of US GAAP. The FASB believes these amendments remove potential conflicts with the SEC’s literature. The adoption of this ASU did not have a material impact on the Company’s financial statements.

On March 5, 2010, the FASB issued ASU No. 2010-11 Derivatives and Hedging Topic 815 “Scope Exception Related to Embedded Credit Derivatives.” This ASU clarifies the guidance within the derivative literature that exempts certain credit related features from analysis as potential embedded derivatives requiring separate accounting. The ASU specifies that an embedded credit derivative feature related to the transfer of credit risk that is only in the form of subordination of one financial instrument to another is not subject to bifurcation from a host contract under ASC 815-15-25, Derivatives and Hedging — Embedded Derivatives — Recognition. All other embedded credit derivative features should be analyzed to determine whether their economic characteristics and risks are “clearly and closely related” to the economic characteristics and risks of the host contract and whether bifurcation is required. The ASU will be effective for the Company in the fourth quarter of 2010. Early adoption is permitted. The adoption of this ASU will not have a material impact on the Company’s financial statements.

LAS VEGAS RAILWAY EXPRESS
(A Development Stage Enterprise)
Notes to Financial Statements
 December 31, 2009

Note 2 - Significant Accounting Policies (continued)

In April 2010, the FASB codified the consensus reached in Emerging Issues Task Force Issue No. 08-09, “Milestone Method of Revenue Recognition.” FASB ASU No. 2010-17 provides guidance on defining a milestone and determining when it may be appropriate to apply the milestone method of revenue recognition for research and development transactions. FASB ASU No. 2010-17 is effective for fiscal years beginning on or after June 15, 2010, and is effective on a prospective basis for milestones achieved after the adoption date. The Company does not expect this ASU will have a material impact on its financial position or results of operations when it adopts this update on October 1, 2010.

Note 3 -Stockholders’ Equity

Common stock

The authorized common stock of the Company consists of 50,000,000 shares with par value of $0.001. The Company authorized the issuance of 17,500,000 shares of its $0.001 par value common stock at $0.001 per share for services.

Net loss per common share

Net loss per share is computed using the basic and diluted weighted average number of common shares outstanding during the period.  The weighted-average number of common shares outstanding during each period is used to compute basic loss per share.  Diluted loss per share is computed using the weighted averaged number of shares and dilutive potential common shares outstanding unless common stock equivalent shares are anti-dilutive.  Dilutive potential common shares are additional common shares assumed to be exercised. Basic net loss per common share is based on the weighted average number of shares of common stock outstanding during the period ended December 31, 2009.

Note 4 -Income Taxes

We did not provide any current or deferred U.S. federal income tax provision or benefit for any of the periods presented because we have experienced operating losses since inception. Under ACS 740 “Income Taxes,” when it is more likely than not that a tax asset cannot be realized through future income the Company must allow for this future tax benefit.  We provided a full valuation allowance on the net deferred tax asset, consisting of net operating loss carryforwards, because management has determined that it is more likely than not that we will not earn income sufficient to realize the deferred tax assets during the carryforward period.

The Company has not taken a tax position that, if challenged, would have a material effect on the financial statements for the period ended December 31, 2009, applicable under ACS 740.  As a result of the adoption of ACS 740, we did not recognize any adjustment to the liability for uncertain tax position and therefore did not record any adjustment to the beginning balance of accumulated deficit on the balance sheet.

LAS VEGAS RAILWAY EXPRESS
(A Development Stage Enterprise)
Notes to Financial Statements
 December 31, 2009

Note 4 -Income Taxes (continued)

The component of the Company’s deferred tax asset as of December 31, 2009 is as follows:

December 31, 2009
Net operating loss carry forward	$21,416
Valuation allowance	(21,416)
Net deferred tax asset	$-

A reconciliation of income taxes computed at the 35% statutory rate to the income tax recorded is as follows:

December 31, 2009
Net operating loss carry forward	$21,416
Valuation allowance	(21,416)
Net deferred tax asset	$-

The Company did not pay any income taxes during the period ended December 31, 2009

The net federal operating loss carry forward will expire in 2029.  This carry forward may be limited upon the consummation of a business combination under IRC Section 381.

 Note 5 -Related Party Transactions

The Company neither owns nor leases any real or personal property.  An officer or resident agent of the corporation provides office services without charge.  Such costs are immaterial to the financial statements and accordingly, have not been reflected therein.  The officers and directors for the Company are involved in other business activities and may, in the future, become involved in other business opportunities.  If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interest.  The Company has not formulated a policy for the resolution of such conflicts.  Through December 31, 2009, officers and shareholders had advanced $43,950 to the Company.  No demand has been made for repayment.

Note 6 -Warrants and Options

There are no warrants or options outstanding to acquire any additional shares of common stock of the Company

Note 7 – Subsequent Events

The Company has evaluated subsequent events from the balance sheet date through the date of this filing and determined there are no events to disclose.